UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  September 18, 2019

TRACON Pharmaceuticals, Inc.
(Exact name of registrant as specified in its charter)
Delaware	001-36818	34-2037594
(State or other jurisdiction	(Commission File Number)	(IRS Employer Identification No.)
of incorporation)

4350 La Jolla Village Drive, Suite 800 San Diego, California		92122
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (858) 550-0780 _______________________________________________________________________________________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Securities Act:

Title of each class	Trading symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.001 per share	TCON	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).      Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☒

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On September 18, 2019, the board of directors of TRACON Pharmaceuticals, Inc. (the “Company”) appointed Scott Brown as the Company’s Chief Accounting Officer.  Mr. Brown was also designated as the Company’s principal accounting officer, replacing Charles Theuer in that role.

Mr. Brown, age 39, joined the Company as Director, Finance and Controller in August 2015, was promoted to Sr. Director, Finance and Controller in January 2017, and was promoted to Vice President, Finance and Head of Finance in January 2019. Prior to joining the Company, Mr. Brown was Associate Director, Finance at Ardea Biosciences (acquired by AstraZeneca) where he led finance and accounting for Ardea Biosciences as a subsidiary of AstraZeneca from 2013 to 2015. Before that, from 2011 to 2013 Mr. Brown was Finance Manager at SciClone Pharmaceuticals, Inc., and Finance Manager at Exelixis, Inc. from 2009 to 2011. Prior to Exelixis, Mr. Brown held accounting positions of increasing responsibility at AcelRx, Inc., Spinal Elements, Inc., Stewart Title, and as an audit associate for KPMG, LLP. Mr. Brown received a B.S. from the University of California, Santa Barbara, a M.S. in Accountancy from San Diego State University, and is a Certified Public Accountant licensed in the state of California.

There is no arrangement or understanding between Mr. Brown and any other person pursuant to which Mr. Brown was selected as an officer, and there are no actual or proposed transactions between the Company and Mr. Brown or any related person that would require disclosure under Item 404(a) of Regulation S-K.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TRACON Pharmaceuticals, Inc.

Dated: September 20, 2019
	By:	/s/ Charles P. Theuer, M.D., Ph.D.
Charles P. Theuer, M.D., Ph.D.
President and Chief Executive Officer